Dreyfus Structured Midcap Fund
Dreyfus Structured Midcap Fund
ADVANTAGE FUNDS, INC. - Dreyfus Structured Midcap Fund Supplement to Summary and Statutory Prospectuses dated July 1, 2013 IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about October 1, 2013, the following information will supersede and replace the first sentence of the first paragraph in “Principal Investment Strategy” in the summary prospectus and “Fund Summary - Principal Investment Strategy” in the prospectus and the second and third sentences of the first paragraph in “Fund Details - Goal and Approach” in the prospectus:

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies with market capitalizations that fall within the range of $400 million and $29 billion (i.e., mid-cap companies).  The fund may invest up to 20% of its net assets in securities not considered to be mid-cap companies.